U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 19, 2014

BRE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-14306	94-1722214
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

525 Market Street, 4th Floor, San Francisco, California 94105-2712

(Address of principal executive offices) (Zip code)

(415) 445-6530

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the previously announced Agreement and Plan of Merger, dated as of December 19, 2013 (the “Merger Agreement”), by and among Essex Property Trust, Inc. (“Essex”), BEX Portfolio, Inc., formerly known as Bronco Acquisition Sub, Inc. (“Merger Sub”), and BRE Properties, Inc. (“BRE”), which is expected to be merged into a wholly owned subsidiary of Essex (the “BRE Merger”), on March 5, 2014, Essex Portfolio, L.P. (“EPLP”), Essex’s operating partnership, commenced exchange offers (the “Exchange Offers”) to exchange any and all of BRE’s outstanding 5.500% Senior Notes due March 15, 2017 (“Existing 2017 Notes”), 5.200% Senior Notes due March 15, 2021 (“Existing 2021 Notes”) and 3.375% Senior Notes due January 15, 2023 (“Existing 2023 Notes,” and together with the Existing 2017 Notes and Existing 2021 Notes, the “Existing Notes”) for certain new notes to be issued by EPLP, each guaranteed by Essex and each with registration rights. Simultaneously with the commencement of the Exchange Offers, EPLP, on behalf of BRE, commenced solicitations of consents (the “Consent Solicitations”) from the holders of each series of Existing Notes to authorize the removal of substantially all of the restrictive and affirmative covenants, the elimination of an event of default provision and the modification of certain other provisions contained in the indenture governing the Existing Notes, dated as of June 23, 1997 (as supplemented from time to time, the “Indenture”), between BRE and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The terms and conditions of the Consent Solicitation are set forth in EPLP’s Offering Memorandum and Consent Solicitation Statement dated March 5, 2014 (the “Offering Memorandum and Consent Solicitation”) and include, among others, the valid receipt of consents from the holders of at least a majority of the outstanding aggregate principal amount of each series of Existing Notes and the consummation of the BRE Merger. The closing of the BRE Merger is not conditioned on the consummation of the Exchange Offers.

On March 19, 2014, Essex issued a press release announcing that as of 5:00 p.m., New York City time, on March 18, 2014, holders of 91.40% of the principal amount of the outstanding Existing 2017 Notes, 94.19% of the principal amount of the outstanding Existing 2021 Notes and 94.87% of the principal amount of the outstanding Existing 2023 Notes had validly tendered their Existing Notes and provided consents to the proposed amendments to the Indenture according to the terms of the Offering Memorandum and Consent Solicitation.

In connection with the receipt of the requisite consents to the proposed amendments to the Indenture, on March 19, 2014, BRE and the Trustee entered into a fourth supplemental indenture (the “Fourth Supplemental Indenture”) amending and supplementing the Indenture. The Fourth Supplemental Indenture, among other things, removes substantially all of the restrictive and affirmative covenants contained in the Indenture, eliminates an event of default contained therein and modifies certain other provisions thereof. The Fourth Supplemental Indenture will become operative if and when all of the Conditions (as defined in the Offering Memorandum and Consent Solicitation) have been waived or satisfied prior to the expiration date of the Exchange Offers and Merger Sub delivers an officers’ certificate to the Trustee informing the Trustee of the occurrence thereof. The Exchange Offers expire at 11:59 p.m., New York City time, on April 1, 2014, unless extended.

The foregoing description of the Fourth Supplemental Indenture is qualified in its entirety by reference to the complete terms and conditions of the Fourth Supplemental Indenture, which is attached hereto as Exhibit 4.1, and incorporated by reference herein.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosure under Item 1.01 of this report is also responsive to Item 3.03 of this report and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The disclosure under Item 1.01 of this report is also responsive to Item 5.07 of this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 4.1	Fourth Supplemental Indenture (with respect to the 5.500% Senior Notes due March 15, 2017, 5.200% Senior Notes due March 15, 2021 and 3.375% Senior Notes due January 15, 2023 of BRE Properties, Inc.), dated as of March 19, 2014, between BRE Properties, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee.

Additional Information and Where to Find It

In connection with the proposed BRE Merger, Essex has filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 (File No. 333-193620) and Essex and BRE have filed with the SEC a definitive joint proxy statement/prospectus sent to the security holders of Essex and BRE on or about February 18, 2014 seeking their approval of the proposed BRE merger. Essex and BRE will file other relevant documents with the SEC. INVESTORS AND SECURITY HOLDERS OF ESSEX AND BRE ARE URGED TO CAREFULLY READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS DATED FEBRUARY 14, 2014, WHICH WAS SENT TO SECURITY HOLDERS OF ESSEX AND BRE ON OR ABOUT FEBRUARY 18, 2014 (INCLUDING ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC), AS THEY CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the definitive joint proxy statement/prospectus and other relevant documents filed by Essex and BRE with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Essex with the SEC are available free of charge on Essex’s website at www.essexpropertytrust.com or by contacting Essex Investor Relations at 650-494-3700. Copies of the documents filed by BRE with the SEC are available free of charge on BRE’s website at www.breproperties.com or by contacting BRE Investor Relations at 415-445-3745. Essex and BRE and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Essex’s executive officers and directors in Essex’s definitive proxy statement filed with the SEC on April 1, 2013. You can find information about BRE’s executive officers and directors in BRE’s definitive proxy statement filed with the SEC on March 11, 2013. Additional information regarding the interests of such potential participants is included in the definitive joint proxy statement/prospectus and other relevant documents filed with the SEC. You may obtain free copies of these documents from Essex or BRE using the sources indicated above. This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements which are based on current expectations, estimates and projections about the industry and markets in which Essex and BRE operate and beliefs of and assumptions made by Essex management and BRE management, involve uncertainties that could significantly affect the financial results of Essex or BRE or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the business combination transaction involving Essex and BRE, including future financial and operating results, and the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future – including statements relating to expected synergies, improved liquidity and balance sheet strength – are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, regional and local economic climates, (ii) changes in financial markets and interest rates, or to the business or financial condition of BRE or its business, (iii) changes in market demand for rental apartment homes and competitive pricing, (iv) risks associated with acquisitions, including the proposed merger with Essex, (v) maintenance of real estate investment trust (“REIT”) status, (vi) availability of financing and capital, (vii) risks associated with achieving expected revenue synergies or cost savings, (viii) risks associated with the companies’ ability to consummate the merger on the terms described or at all and the timing of the closing of the merger, and (ix) those additional risks and factors discussed in reports filed with the SEC by Essex and BRE from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Forms 10-K and 10-Q. BRE does not undertake any duty to update any forward-looking statements appearing in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRE Properties, Inc.

Date: March 20, 2014	By: /s/ Kerry Fanwick
Kerry Fanwick Its: Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Fourth Supplemental Indenture (with respect to the 5.500% Senior Notes due March 15, 2017, 5.200% Senior Notes due March 15, 2021 and 3.375% Senior Notes due January 15, 2023 of BRE Properties, Inc.), dated as of March 19, 2014, between BRE Properties, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee.